EXHIBIT 10.2
AMENDMENT TO THE
STOCKHOLDERS’ AGREEMENT
OF
HCA HOLDINGS, INC.
          This Amendment, dated as of September 21, 2011 (the “Amendment”), to the Stockholders’ Agreement of HCA Holdings, Inc., a Delaware corporation (the “Company”), dated as of March 9, 2011 (as has been and as may be amended, supplemented or modified from time to time, the “Stockholders Agreement”), by and among the Company, Hercules Holding II, LLC, a Delaware limited liability company (“Parent”) and the other signatories thereto, is made by the Company, Parent and the other signatories hereto. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Stockholders Agreement.
RECITALS:
     WHEREAS, the Company, Parent and undersigned Investors representing the Requisite Consent desire to amend the Stockholders Agreement in the manner and as more fully set forth herein pursuant to Section 3.2 of the Stockholders Agreement.
     NOW, THEREFORE, in consideration of the terms and conditions contained in this Amendment and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree the Stockholders Agreement shall be amended as follows:
     1. Removal of Certain Investors. Each of ML Global Private Equity Fund, L.P., Merrill Lynch Ventures L.P. 2001 and ML HCA Co-Invest, L.P. is hereby released and removed as a party to the Stockholders Agreement and shall cease to be entitled to any rights, or be subject to any obligations, thereunder.
     2. Amendments to Section 1.1. Section 1.1 of the Stockholders Agreement is hereby amended by:
     (a) deleting the definition of “BAML Group” in its entirety;
     (b) deleting the definition of “Requisite Consent” and replacing it in its entirety with the following:
     “Requisite Consent” shall mean the consent of the Investor Groups having a pecuniary interest over a majority of the shares of Common Stock over which the Investor Groups then have a pecuniary interest, including at all times for so long as each Sponsor Group has a pecuniary interest in at least 20% of the shares of Common Stock over which such Sponsor Group has a pecuniary interest as of the date of this Agreement, the consent of each such Sponsor Group and at any time as there is only one Sponsor Group that has a pecuniary interest in at least 20% of the shares of Common Stock over which such Sponsor Group has a pecuniary interest as of the date of this Agreement, the consent of such Sponsor Group.”; and

     (c) deleting the definition of “Sponsor Group” and replacing it in its entirety with the following:
     “Sponsor Group” shall mean, as applicable, (i) the Bain Group and (ii) the KKR Group.”
     3. Amendment to Section 2.1. Section 2.1(a) of the Stockholders Agreement is hereby amended by deleting such section and replacing it in its entirety with the following:
     “(a) Effective as of the September 21, 2011, the Board shall be comprised of twelve members (each, a “Director”), of whom (i) three (3) shall be designees of the Bain Group, (ii) three (3) shall be designees of the KKR Group, (iii) two (2) shall be designees of the Frist Group, (iv) one (1) shall be the Chief Executive Officer of the Company, (v) one (1) shall be the Chief Financial Officer of the Company and (vi) two (2) shall be Independent Directors; provided that within one year of the Closing Date, the Board shall be expanded to add an additional Independent Director and each Investor Group shall take all action reasonably necessary to increase the size of board to add such additional Independent Director.”
     4. Amendment to Section 3.1. Section 3.1 of the Stockholders Agreement is hereby amended by:
     (a) deleting the following from clause (ii) thereof:
“c/o:
ML Global Private Equity Fund, L.P.
c/o BAML Capital Partners
Four World Financial Center, Floor 23
New York, NY 10080
Attention: Christopher Birosak
Fax: (212) 449-1119”
(b) deleting the following from clause (iii) thereof:
“(iv) if to the BAML Group:
ML Global Private Equity Fund, L.P.
c/o BAML Capital Partners
Four World Financial Center, Floor 23
New York, NY 10080
Attention: Christopher Birosak
Fax: (212) 449-1119”
     5. No Other Amendments. Except as expressly amended hereby, the provisions of the Stockholders Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Amendment shall be effective as of the date hereof.

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     6. References. Whenever the Agreement (or similar term) is referred to in the Stockholders Agreement or in any other agreements, documents or instruments, any such reference shall be deemed to be the Stockholders Agreement as amended by this Amendment.
     7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.
     8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement.
[Remainder of Page Intentionally Left Blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HCA HOLDINGS, INC.
By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President and Corporate Secretary

HERCULES HOLDING II, LLC
By:	/s/ Chris Gordon
	Name:	Chris Gordon
	Title:	President

[Amendment to Stockholders Agreement]

KKR 2006 FUND L.P.
By:	KKR Associates 2006 L.P.,
its general partner

By:	KKR 2006 GP LLC, its general partner

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Director

KKR MILLENNIUM FUND L.P.
By:	KKR Associates Millennium L.P.,
its general partner

By:	KKR Millennium GP LLC, its general partner

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Director

KKR PEI INVESTMENTS, L.P.
By:	KKR PEI Associates, L.P.,
its general partner

By:	KKR PEI GP Limited, its general partner

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Director

[Amendment to Stockholders Agreement]

KKR PARTNERS III, L.P.
By:	KKR III GP LLC,
its general partner

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Director

OPERF CO-INVESTMENT LLC
By:	KKR Associates 2006 L.P.,
its manager

By:	KKR 2006 GP LLC, its general partner

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Director

8 NORTH AMERICA INVESTOR L.P.
By:	KKR Associates 8 NA L.P.,
its general partner

By:	KKR 8 NA Limited, its general partner

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Director

[Amendment to Stockholders Agreement]

BAIN CAPITAL INTEGRAL INVESTORS 2006, LLC
By:	Bain Capital Investors, LLC,
its administrative member

By:	/s/ Chris Gordon
	Name:	Chris Gordon
	Title:	Managing Director

BCIP TCV, LLC
By:	Bain Capital Investors, LLC,
its administrative member

By:	/s/ Chris Gordon
	Name:	Chris Gordon
	Title:	Managing Director

BAIN CAPITAL HERCULES INVESTORS, LLC
By:	Bain Capital Investors, LLC,
its administrative member

By:	/s/ Chris Gordon
	Name:	Chris Gordon
	Title:	Managing Director

[Amendment to Stockholders Agreement]

FRISCO INC.
By:	/s/ Dr. Thomas F. Frist
	Name:	Dr. Thomas F. Frist
	Title:	Director

[Amendment to Stockholders Agreement]